-ConverttoE2-FileonBSE-SetatPN1&upI11ISSPresentation8292011(2).pdfY9249511

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Any forward-looking statements made in this presentation reflect Allied World's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward-looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain Allied World's or Transatlantic's shareholder approval or the failure to satisfy other conditions to completion of the merger, including receipt of regulatory approvals; risks that the proposed transaction disrupts each company's current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the merger; the amount of the costs, fees, expenses and charges related to the merger; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of Allied World's loss reserves; Allied World or its non-U.S. subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in Allied World's filings with the U.S. Securities and Exchange Commission ("SEC"). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Allied World is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

Additional Information About the Proposed Merger with Transatlantic and Where to Find It

This presentation relates to a proposed merger between Allied World and Transatlantic. In connection with the proposed merger, Allied World has filed with the SEC, and the SEC declared effective on August 18, 2011, a registration statement on Form S-4 that includes a joint proxy statement/prospectus that provides details of the proposed merger and the attendant benefits and risks. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Allied World or Transatlantic may file with the SEC or send to their shareholders in connection with the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to shareholders as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Allied World's Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com; or by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Participants in the Solicitation

Allied World, Transatlantic and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about Allied World's directors and executive officers is available in Allied World's proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders. Information about Transatlantic's directors and executive officers is available in Transatlantic's proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and may be contained in other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions.

ALLIED WORLD ASSURANCE COMPANY

2

Section 1

# STRATEGIC RATIONALE: TRANSALLIED MERGER DELIVERS SUPERIOR “INTRINSIC” AND LONG-TERM VALUE

- ☑ Strategic rationale: TransAllied merger delivers superior “intrinsic” and long-term value
- ☐ Berkshire’s offer cements discount for TRH shareholders
- ☐ AWH offers superior currency versus Validus
- ☐ Process considerations

The TransAllied merger is the superior combination

ALLIED WORLD ASSURANCE COMPANY	TransAllied	Transatlantic Re
➢ Leading specialty insurer	**Diversified specialty focused reinsurance and insurance leader**	➢ Leading specialty reinsurer
➢ Flexible international platforms in Switzerland, Ireland, Hong Kong, Singapore, Bermuda and the U.S.	**Truly global platform with capital efficiencies**	➢ U.S.-domiciled company with global footprint
➢ Industry leading management team	**Balanced management structure with best talent drawn from both organizations**	➢ Industry leading management team
➢ Superb specialty franchise with direct insurance distribution	**Complementary products and distribution with limited overlap**	➢ Well-respected property catastrophe / short-tail lines and long-tail reinsurance capabilities
➢ Ratings: A / A / A2(1)	**Enhanced combined rating profile**	➢ Ratings: A+ / A / A1(1)
➢ Risk tolerance: 1:250 PML less than 20% of capital (current: 11%)	**Similar conservative risk and underwriting standards with flexibility to opportunistically expand**	➢ Risk tolerance: 1:250 post-tax PML less than 20% of equity (current: 16%)(2)

ALLIED WORLD ASSURANCE COMPANY

(1) Financial strength ratings from S&P / A.M. Best / Moody's.

(2) Based on post-tax Florida wind PML as disclosed in TRH Q2 2011 10-Q.

4

The TransAllied merger is the superior combination (continued)

TransAllied		Validus unsolicited conditional takeover proposal
➢Diversified specialty focused reinsurance and insurance leader		➢Combines decentralized competing platforms, with risk to eliminate TRH 25+ year old iconic reinsurance franchise
➢Truly global platform with capital efficiencies		➢Combination lacks meaningful US insurance franchise; Capital inefficiencies due to lack of well capitalized international vehicle with European passport (ex Lloyd's)
➢Balanced management structure with best talent drawn from both organizations		➢High personnel flight risk and loss of talent
➢Complementary products and distribution with limited overlap	VS.	➢Inefficient overlap in property cat books
➢Enhanced combined rating profile		➢Increase in risk profile, limiting growth opportunities and potentially leading to lower ratings
➢Similar conservative risk and underwriting standards with flexibility to opportunistically expand		➢Risk tolerance in excess of TRH standards
Strategic rationale acclaimed by analyst community		Strategic rationale questioned by analyst community

ALLIED WORLD ASSURANCE COMPANY

5

# Stronger credit profile and risk management potentially leading to higher pro forma ratings

**TransAllied will be more diversified and considerably less exposed to catastrophe losses**

**Catastrophe losses as % equity(1)**



More volatility
Less volatility
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
36.1%
31.7%
31.5%
29.6%
25.7%
25.7%
25.6%
24.2%
23.7%
23.1%
19.3%
18.1%
15.9%
14.0%
12.6%
9.2%
6.0%
PTP
MRH
PRE
VR
AXS
VR / TRH
RNR
RE
AHL
TRH
Trans Allied
ENH
ACGL
AWH
ALTE
XL
ACE
Ike & Gustav - 2008
Chile & Xynthia - 2010
New Zealand - 2010
Australia - 2010
Australia / New Zealand / Japan - Q1 2011
Q2 2011

(1) Based on ending Total Shareholders' Equity for the period prior to occurrence.
*Source: SNL Financial, Company filings*

6

Stronger credit profile and risk management potentially leading to higher pro forma ratings (continued)

TransAllied would have significantly lower PML risk as a percentage of equity as a result of a higher diversification...


14%
16%
~20%
AWH
TRH
TransAllied


28%
16%
~28%
VR
TRH
PF VR / TRH
Exceeds TRH's risk tolerance

Note: Combination of AWH or VR wind occurrence, respectively, and TRH Florida wind 1:250 PMLs, as a percentage of equity, without accounting for overlap. After-tax rates for TransAllied, VR and TRH assumed at comparable levels.

...and would maintain leverage flexibility under current structure by not incurring any incremental debt

Total financial leverage[(1)]


19.2%
21.2%
23.3%
TRH
TransAllied
PF VR / TRH

(1) Total financial leverage is equal to total debt plus hybrids / total capital as of 6/30/11.

Source: Company filings

ALLIED WORLD ASSURANCE COMPANY

7

Stronger credit profile and risk management potentially leading to higher pro forma ratings (continued)

	Financial Strength Ratings			Agency reactions	
	TRH	AWH	VR	Allied World Assurance Company / Transatlantic Re	Validus unsolicited conditional takeover proposal
Moody's	A1	A2 *FSR: Under review for possible upgrade*	A3	"Given their complementary business profiles and minimal operations overlap, **we believe the merger is credit positive as it provides strategic benefits to each company.** The proposed transaction is an all-stock merger that we do not expect will put additional pressure on either firm's capital structure." *Moody's, June 20, 2011*	"The bid, if successful, could have positive credit implications for Validus and **negative implications for Transatlantic**... Validus' proposal offers higher consideration but, due to **the cash component, puts more pressure on the capital structure** than a stock-for-stock merger." "**The Validus proposal would lead to catastrophe leverage above Transatlantic's current disposition, which may not be consistent with Transatlantic's current ratings given the new capital structure.**" *Moody's, July 13, 2011*
Standard & Poors	A+ *CCR Credit Watch Positive*	A *FSR & CCR Credit Watch Positive*	A-	"**Allied World Assurance and Some Transatlantic Ratings Put on CreditWatch Positive Following Merger Announcement** We have placed the ratings on Allied World and its operating units on **CreditWatch with positive implications** because being part of a leading global reinsurance group could improve its competitive position. **We have also placed the rating on Transatlantic on CreditWatch** positive because of possible narrowed notching between the holding-company and operating-company ratings." *Standard & Poor's, June 13, 2011*	" Ratings on Validus Holdings Ltd. (BBB/Stable/--) remain unchanged following the insurance company's unsolicited offer to combine with Transatlantic Holdings Inc. Although we don't plan an immediate rating action on any of these companies as a result of Validus' offer, we will continue to monitor developments and could place our ratings on both Validus and Transatlantic on CreditWatch if the offer succeeds. In addition, **although Validus successfully integrated IPC in 2009 and Talbot in 2007, we think a merger with Transatlantic would likely be a more formidable task.**" *Standard & Poor's, July 13, 2011*
A.M. Best	A	A	A-	"The ratings of Allied World and Transatlantic and their subsidiaries are unchanged following the announcement. **This transaction brings two complementary organizations together.** With Allied World being predominantly a primary writer and Transatlantic a pure reinsurer, the merged entity is expected to enjoy an enhanced business profile that will likely insure benefits in the form of an improved competitive position. The merged entity should also benefit from broader distribution channels, broader product diversity and the benefits of a significant global presence." *A.M. Best, June 13, 2011*	"A.M. Best Co. has commented that the financial strength rating of A- (Excellent) and issuer credit rating of "a-" of Validus Reinsurance Ltd., as well as the ICR of "bbb-" and the indicative ratings of "bbb-", "bb+" and "bb" of senior debt, subordinated debt and preferred stock shelf registration, respectively, of Validus Holdings, Ltd. are **unchanged following the recent unsolicited offer by Validus Holdings to acquire Transatlantic Holdings Inc.**" *A.M. Best, July 14, 2011*

Note: FSR: financial strength rating; CCR: counterparty credit rating.

8

Street recognizes TransAllied transaction merits vs. questionable logic and deal certainty

ALLIED WORLD ASSURANCE COMPANY / Transatlantic Re		Validus unsolicited conditional takeover proposal
0 changes	Equity research analyst recommendation changes following transaction / proposal announcement	**2 downgrades**

"**This deal makes sense in our view**... The deal provides a platform and better balance by product, geography and long- and short-tail lines. While neither player was large in property-CAT, the combined entity should be able to allocate more capital to property-CAT lines, particularly as Casualty lines remain challenged."
Citigroup, June 12, 2011

"**We view the combination as attractive for the TRH shareholders**… While the discount to book value may be somewhat disappointing, we would stress that the shares have traded at a steep discount to book for a prolonged period. Transatlantic will be part of a larger global entity under a well-respected management team. In addition, there may be opportunity for additional margin through tax arbitrage. **Over time, the combination may fare better than TRH may have done alone.**"
Keefe, Bruyette & Woods, June 12, 2011

"The merger of equals transaction makes strategic sense. AWH shareholders should be pleased that the **deal produces differentiable size and diversification**, positive attributes that would have been difficult to obtain organically in the current environment…Integration risks seem manageable, and the **combined company would seem to be better positioned** to weather this period of the industry cycle.
Langen McAlenney, June 13, 2011

"The deal looks **accretive to tangible book value**…there is likely potential for cost savings, structural benefits and additional capital management given a strong balance sheet position."
Sterne, Agee, & Leach, June 13, 2011

"**TRH transaction more complicated and greater uncertainty**... While VR has a proven track record of executing acquisitions, we believe TRH transaction would be more complicated than VR's acquisition of IPCRe in 2009. There is a greater uncertainty with respect to TRH's loss reserve position and we also believe the integration of TRH would likely present a greater challenge."
UBS, July 13, 2011

"At this point, it is very difficult to estimate the impact of such changes and we would expect investors to remain somewhat **skeptical of these potential benefits until they are more evident.**

Due to the potential for EPS dilution and a more conservative assumed price/book multiple reflecting a lower expected ROE and greater reserve risk, **we are lowering our price objective on Validus…reflecting a somewhat lower ROE in the near-term and added risk in the book value** due to the casualty loss reserves to be assumed from TRH."
Bank of America Merrill Lynch, July 13, 2011

"**Why a friendly deal is important** –the potential for disintermediation is high when the integration is not perceived well by distribution partners"
Citigroup, July 12, 2011

"We believe this **slight [VR offer] premium is offset by the consensual nature of the AWH transaction, the similar cultures of AWH and TRH, and the numerous financial benefits outlined by AWH/TRH management on several occasions**…we do not see a compelling reason for the TRH Board to deem the VR offer as substantially superior"
Keefe, Bruyette, & Wood, July 12, 2011

ALLIED WORLD ASSURANCE COMPANY

9

# TransAllied merger terms are fair to both AWH and TRH shareholders

| | Share prices | | Implied | Offer premium to |
|---|---|---|---|---|
| | AWH | TRH | exchange ratio | TRH shareholders |
| Offer exchange ratio | | | 0.8800x | |
| 1-year average share prices as of last trading day prior to TransAllied announcement | $57.35 | $49.60 | 0.8650x | 2% |
| 2Q'11 Book-to-book exchange ratio | - | - | 0.8712x | 1% |
| Average prices between 1/1/11 to 3/13/11[(a)] | 61.26 | 51.47 | 0.8402x | 5% |
| TRH peer set on last trading day prior to TransAllied announcement[(b)] | 58.07 | 50.55 | 0.8705x | 1% |
| Share prices on last trading day prior to TransAllied announcement | 58.07 | 44.01 | 0.7579x | 16% |

(a) 3/13/11 represents beginning of exclusive discussions between AWH and TRH.

(b) TRH implied price if it were trading at 0.78x P/B multiple, in-line with average of peer set at date of announcement.

*Source: SNL Financial, Company filings*

ALLIED WORLD ASSURANCE COMPANY

10

# Allied World shareholders are more supportive

- Merger arbitrage activity influenced AWH 1-day share price performance
- Validus 1-day share price performance likely less influenced by merger arbitrage activity because:
  - VR proposal included cash component
  - less shorting activity typically takes place in contested situations
  - lower 1-day premium as of respective announcement



AWH
(4.5%)
(11.0%)
(10.2%)
1-day following announcement
Since announcement of AWH / TRH merger agreement (6/13/11)
Since VR proposal (7/13/11)
VR
(9.1%)
(20.1%)
1-day following announcement
Since VR proposal (7/13/11)

Note: Market data as of 8/26/2011. Percentages represent share price performance.
*Source: Capital IQ*

11

# Shrinking VR premium over TransAllied terms



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
Spread to AWH implied market value of offer (%)
12.0% premium declining to 1.8% currently
7/12 unaffected
7/13
7/14
7/15
7/18
7/19
7/20
7/21
7/22
7/25
7/26
7/27
7/28
7/29
8/1
8/2
8/3
8/4
8/5
8/8
8/9
8/10
8/11
8/12
8/15
8/16
8/17
8/18
8/19
8/22
8/23
8/24
8/25
8/26

Note: Based on current stock price which does not include full value of synergies and earnings to close.
*Source: Capital IQ*

ALLIED WORLD ASSURANCE COMPANY

12

TransAllied's definitive merger agreement vs. unsolicited takeover proposals

Allied World / Transatlantic Re	Unsolicited conditional takeover proposals: Validus	Unsolicited conditional takeover proposals: Berkshire
➢ TRH shareholders retain majority ▪ 58% ownership ▪ 100% stock consideration allows participation in full future value upside	➢ TRH shareholders lose majority ▪ 48% ownership ▪ Cash consideration limits any future value upside	➢ TRH shareholders are cashed out with no upside potential
➢ Fair economics with exchange ratio based on premium to book-for-book exchange ratio, which is industry standard	➢ Opportunistic attempt to acquire TRH at a double-digit discount to book-for-book exchange ratio ➢ Proposal contingent on due diligence	➢ Opportunistic attempt to acquire TRH at a ~25% discount to year-end book value
➢ Balanced management structure ▪ Best-in-class skills drawn from each organization	➢ VR management takeover ▪ Overlap in operations implies loss of talent due to high flight risk	➢ Uncertain
➢ TRH to appoint majority of TransAllied Board ▪ 6 Directors from TRH, 5 from AWH	➢ Uncertain Board representation for TRH	➢ Unlikely board representation for TRH

Allied World Assurance Company

13

Allied World terms are fair to all shareholders, while VR and Berkshire are trying to acquire TRH opportunistically at a discount

The TransAllied merger offers TRH shareholders a 2.5% premium to book-for-book exchange ratio while the Validus proposal represents a ~12% discount to book-for-book

Stock consideration and intrinsic value offered grows over time vs. static cash offer, explaining declining book value multiples to closing

	AWH	VR	Berkshire
Offer terms	0.8800x AWH shares	1.5564x VR shares + $8.00 cash	$52.00 in cash
vs Q1 book-for-book value[a]	0.8581x *2.5% premium to TRH*	1.7644x[b] *(11.8%) discount to TRH*	81% of FD book value delivered to TRH
vs Q2 book-for-book value[a]	0.8712x *1.0% premium to TRH*	1.8178x[b] *(14.4%) discount to TRH*	78% of FD book value delivered to TRH
vs Q4E book-for-book value[a]	0.8687x *1.3% premium to TRH*	1.8145x[b] *(14.2%) discount to TRH*	75% of FD book value delivered to TRH

(a) Book-for-book exchange ratios based on fully diluted shares using Treasury Stock Method, as of 8/26/11 for Q2 and Q4E, 8/2/11 for Q1. Q4E calculated based on consensus estimates.

(b) Adjusted to take into account $8.00 of cash consideration per share.

Source: CapitalIQ, Company filings

ALLIED WORLD ASSURANCE COMPANY

14

# TransAllied delivers superior "intrinsic value" to unsolicited takeover proposals

## TransAllied announced synergy value exclusive of any revenue synergies and incremental excess capital upside



Intrinsic value per TRH share
$66.10
$2.77 intangible
$63.33 tangible
$2.80
$5.29
$74.19
$2.77 intangible
$71.42 tangible
Synergies TBD
$63.73
Earnings to close(b)
$2.59
$8.00 cash
$1.22 Q2 intangible BVPS
$51.93 Q2 tangible BVPS
$52.00
TransAllied Q2 BVPS(a)
Earnings to close(b)
Synergies(c)
Total implied intrinsic value
VR implied intrinsic value(a)(b)
Berkshire

(a) Q2 basic pro forma book value per share as per respective S-4 filings.
(b) Based on consensus estimates, net of dividends.
(c) Synergies per share calculated based on mid-point of 5.0x-9.0x P/E multiples range applied to run-rate estimated synergies of $80 million.

ALLIED WORLD ASSURANCE COMPANY

15

Conservative synergies worth $3.78 to $6.81 per share excluding any revenue synergies and incremental excess capital upside

	Allied World Assurance Company / Transatlantic Re	Validus	Berkshire
	➢ Detailed due diligence and disciplined pre-merger integration planning ▪ $80mm of run-rate (after-tax) annual operating and structural benefits with $50mm realized in year 1 ▪ Conservative estimates, do not include synergies related to: – investment portfolio optimization – revenue enhancements – ceded reinsurance savings	➢ Highly speculative estimates based solely on limited review of public due diligence ➢ Preliminary estimates include areas such as investment portfolio optimization and revenue synergies not factored into AWH's conservative estimates	➢ Berkshire offer provides for zero synergy participation
	➢ Expanded global network and infrastructure creates additional future growth opportunities and enhanced earnings potential ➢ Minimal business overlap and meaningful business diversification create significant incremental excess capital and enhanced financial flexibility ➢ Over $1bn excess capital estimate	➢ Meaningful business overlap forces elimination of premiums and results in negative revenue synergies ➢ $500mm incremental excess capital estimate	
Synergy value	➢ $3.78 to $6.81 per TRH share[(a)], excludes any revenue synergies or incremental excess capital upside	➢ Given 58% ownership in AWH deal vs. 48% VR deal, every $ of synergies generated results in a greater gain to TRH shareholders in AWH transaction	➢ $0

(a) Based on 5.0x – 9.0x P/E multiple range.

Allied World Assurance Company

16

Implied offer value comparison

Implied current market valuation (8/26)


$45.47
$46.30
$52.00
AWH
VR
BH

Implied by current peer multiples (8/26)[(a)]


$65.93
$5.29
$60.63
TBU
$47.57
$52.00
AWH
VR
BH

Implied by 1 year average P/B[(b)]


$57.66
$5.29
$52.36
TBU
$55.93
$52.00
AWH
VR
BH

Implied by average P/B since respective IPOs[(c)]


$68.68
$5.29
$63.39
TBU
$57.60
$52.00
AWH
VR
BH

Note: Q4E'11 book values per share calculated based on 2Q'11 actuals and earnings and dividends per share as per research analyst estimates.

(a) Peer group for AWH based on Deutsche Bank fairness opinion (RLI, WRB, MKL, HCC, ACGL, NAVG, AXS, ENH, AHL, AGII); peer group for VR based on ISS analysis in context of VR/IPC transaction (TRH, ACGL, PRE, AWH, RE, ENH, AXS, PTP, AHL, RNR, MRH, FSR, ALTE). Implies P/B multiple of 0.88x for AWH and 0.71x for VR. Values shown represent 4QE'11 BVPS multiplied by various P/B multiples.

(b) Represents period until unaffected date (6/10/11). Based on P/B multiple of 0.76x for AWH and 0.86x for VR. Values shown represent 4QE'11 BVPS multiplied by P/B multiples.

(c) Represents period until unaffected date (6/10/11). Based on P/B multiple of 0.92x for AWH and 0.89x for VR. Values shown represent 4QE'11 BVPS multiplied by P/B multiples.

[dashed box] Including estimated synergy value as per page 15 calculation.

Source: SNL Financial, Company filings

ALLIED WORLD ASSURANCE COMPANY

17

# Implied offer value comparison (continued)

**Implied current market valuation (8/26)**


$45.47
$46.30
$52.00
AWH
VR
BH

**Implied by current tangible peer multiples (8/26)[(a)]**


$69.44
$5.29
$64.15
TBU
$46.71
$52.00
AWH
VR
BH

**Implied by 1 year average P/TB[(b)]**


$61.50
$5.29
$56.21
TBU
$57.07
$52.00
AWH
VR
BH

**Implied by average P/TB since respective IPOs[(c)]**


$68.78
$5.29
$63.48
TBU
$59.25
$52.00
AWH
VR
BH

Note: Q4E'11 book values per share calculated based on 2Q'11 actuals and earnings and dividends per share as per research analyst estimates.

(a) Peer group for AWH based on Deutsche Bank fairness opinion (RLI, WRB, MKL, HCC, ACGL, NAVG, AXS, ENH, AHL, AGII); peer group for VR based on ISS analysis in context of VR/IPC transaction (TRH, ACGL, PRE, AWH, RE, ENH, AXS, PTP, AHL, RNR, MRH, FSR, ALTE). Implies P/TB multiple of 0.97x for AWH and 0.71x for VR. Values shown represent 4QE'11 tangible BVPS multiplied by various P/TB multiples.

(b) Represents period until unaffected date (6/10/11). Based on P/TB multiple of 0.85x for AWH and 0.90x for VR. Values shown represent 4QE'11 tangible BVPS multiplied by various P/TB multiples.

(c) Represents period until unaffected date (6/10/11). Based on P/TB multiple of 0.96x for AWH and 0.94x for VR. Values shown represent 4QE'11 tangible BVPS multiplied by various P/TB multiples.

[ dashed box ] Including estimated synergy value as per page 15 calculation.

*Source: SNL Financial, Company filings*

ALLIED WORLD ASSURANCE COMPANY

18

Section 2

# BERKSHIRE'S OFFER CEMENTS DISCOUNT FOR TRH SHAREHOLDERS

- ❑ Strategic rationale: TransAllied merger delivers superior "intrinsic" and long-term value
- ☑ Berkshire's offer cements discount for TRH shareholders
- ❑ AWH offers superior currency versus Validus
- ❑ Process considerations

# Lower Berkshire cash premium relative to market norm

**Premia to 1-day**

### Median 1-day premia over time (annual)



40%
35%
30%
25%
20%
15%
10%
5%
0%
Premium %
32%
36%
28%
28%
26%
26%
22%
21%
33%
35%
34%
28%
00 01 02 03 04 05 06 07 08 09 10 1H'11
Berkshire offer:
15% premium(a)

### Median 1-day premia over time (quarterly)



50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Premium %
20%
20%
23%
22%
40%
21%
34%
12%
43%
33%
33%
27%
32%
30%
41%
34%
27%
32%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
Berkshire offer:
15% premium(a)

**Premia to 52-week high**

### Median 52-week premia over time (annual)



20%
16%
12%
8%
4%
0%
(4%)
(8%)
Premium %
0%
2%
4%
1%
14%
6%
3%
5%
1%
1%
3%
1%
00 01 02 03 04 05 06 07 08 09 10 1H'11
Berkshire offer:
4% discount(b)

### Median 52-week premia over time (quarterly)



20%
15%
10%
5%
0%
(5%)
(10%)
Premium %
2%
7%
12%
11%
(3%)
1%
5%
2%
(5%)
12%
0%
1%
4%
1%
15%
1%
1%
1%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
Berkshire offer:
4% discount(b)

Note: Includes all-cash consideration M&A transactions with US targets over $500mm. Excludes transactions involving real estate and governments. Excludes share buy-backs.

(a) Premium computed based on TRH's closing price of $45.24 on 8/5/11, the last trading day before the announcement of Berkshire's offer.

(b) Discount computed based on TRH's closing price on 11/4/10 of $54.00, the highest closing price in the one year period prior to the announcement of Berkshire's offer.

*Source: SDC Thomson, Capital IQ*

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# Berkshire offer is significantly below comparable acquisition multiples



2.00x
1.60x
1.20x
0.80x
0.40x
0.00x
Price / book
Stock consideration
Acquisitions(a)
Merger of equals
Acquisition multiple average: 1.16x
0.78x
0.83x
0.97x
1.69x
0.79x
Berkshire all cash offer
Validus/IPC
PartnerRe/ParisRe
SCOR/Converium
Max Capital / Harbor Point

Note: Price-to-book calculated as of announcement date. Shown on a fully diluted basis.

(a) IPC shareholders received .9727 Validus shares and $7.50 in cash for every IPC share they owned.
ParisRe shareholders received 0.3 PartnerRe shares for every ParisRe share they owned.
Converium shareholders received 0.5 SCOR shares and $4.52 in cash for every Converium share they owned

*Source: SNL, Company filings, Moelis fairness opinion to Transatlantic Board delivered on June 12, 2011 and as disclosed in S-4 proxy filed on August 17, 2011*

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# Berkshire offer is below dividend discount value calculated by TRH financial advisor



$59.00
$70.75
Value differential: $7.00
Value differential: $18.75
$52.00
$52.00
Low
High
Berkshire Offer
DCF

Note: Calculated using a discount rate of 9.3% to 10.3% for Transatlantic.
*Source: Moelis fairness opinion to Transatlantic Board delivered on June 12, 2011 and as disclosed in S-4 proxy filed on August 17, 2011*

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Section 3

# AWH OFFERS SUPERIOR CURRENCY VS. VALIDUS PROPOSAL

- ☐ Strategic rationale: TransAllied merger delivers superior "intrinsic" and long-term value
- ☐ Berkshire's offer cements discount for TRH shareholders
- ☑ AWH offers superior currency versus Validus
- ☐ Process considerations

ALLIED WORLD ASSURANCE COMPANY

Allied World delivers SUPERIOR currency and demonstrated record of value creation

	ALLIED WORLD ASSURANCE COMPANY		VALIDUS GROUP	
Book value per share growth since AWH IPO[1]	140%	☑	96%	☒
Annualized shareholder return from respective IPO dates[2]	10%	☑	6%	☒
Total shareholder return from respective IPO dates[3]	84%	☑	55%	☒
Five-year average operating ROAE from 2006 – 2010[4]	20%	☑	15%	☒
Catastrophe losses as percentage of equity[5]	14%	☑	30%	☒
Three-year total net investment return 2008 – 2010[6]	15%	☑	10%	☒
Capital returned to shareholders over past 5 years	$1.6bn	☑	$1.3bn	☒

(1) Growth in book value per share calculated by taking change in basic book value per share from September 2006 through June 2011, adjusted for dividends paid.
(2) Bloomberg annualized total shareholder returns based on price on respective IPO dates (7/12/06 for Allied World and 7/25/07 for Validus) and 8/26/11 closing price. Assumes dividends are reinvested in respective company's stock.
(3) Based on closing price on respective IPO dates (July 11, 2006 for Allied World and July 24, 2007 for Validus) and June 10, 2011 closing price. Assumes dividends are reinvested in respective company's stock.
(4) As reported by company.
(5) Sum of catastrophe losses for 2008 through June 2011 expressed as a percentage of equity for the period preceding each occurrence.
(6) Total net investment return includes net investment income, net change in unrealized gains and net impairment charges recognized in earnings. The percentage return is calculated by taking the total net investment return for the three years divided by the average aggregate invested assets for the same period.
Note: Data for Validus prior to Validus IPO date obtained from publicly available information.
Source: SNL Financial, Company filings, Bloomberg

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# Allied World delivers SUPERIOR currency and demonstrated record of value creation (continued)

"In the end, the bet by TRH shareholders is who will compound Tangible BV/share at a faster clip over time. In the last 5 years, VR has compounded value creation (Tangible BV/share + cumulative dividend) by 14% annually vs. 18% for AWH. "

*Dowling & Partners Securities, July 15, 2011*

**5-year value creation**


21%
18%
18%
18%
17%
17%
16%
15%
15%
14%
14%
13%
12%
9%
6%
Peer average: 15%
ACGL
AWH
ENH
ACE
RNR
PRE
AHL
AXS
MRH
VR
PTP
RE
TRH
ALTE
FSR

Note: 5-year horizon from Q2 2006 through Q2 2011, as estimated by Dowling.

(1) Total value creation defined as annualized growth in tangible book value per share plus accumulated dividends.

*Source: Dowling & Partners Securities, July 15, 2011*

**Allied World has outperformed Validus in value creation by 29%**

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# Allied World has delivered superior annualized returns

**1 year [(a)]**


8%
1%
ALLIED WORLD ASSURANCE COMPANY
VALIDUS GROUP

**Last 2 Years[(a)]**


8%
2%
ALLIED WORLD ASSURANCE COMPANY
VALIDUS GROUP

**Last 3 Years[(a)]**


13%
4%
ALLIED WORLD ASSURANCE COMPANY
VALIDUS GROUP

**Since respective IPO [(b)]**


10%
6%
ALLIED WORLD ASSURANCE COMPANY
VALIDUS GROUP

(a) Bloomberg annualized total shareholder returns based on a closing price date of 8/26/2011.
(b) Bloomberg annualized total shareholder returns based on IPO price on respective IPO dates (7/12/06 for Allied World and 7/25/07 for Validus) and a closing price date of 8/26/11. Assumes dividends are reinvested in respective company's stock.

*Source: Bloomberg*

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Allied World delivers SUPERIOR currency and demonstrated record of value creation

Average operating ROE: 2006 – 2010


Allied World 20%
Arch 19%
RLI 17%
Berkley 17%
Axis 17%
Endurance 17%
Validus 15%
HCC 14%
Aspen 14%
Markel 14%
Transatlantic 13%
Navigators 11%
Argo 8%
0.0% 5.0% 10.0% 15.0% 20.0% 25.0%

Note: Period from 2006 through Q1 2011.

2010 operating ROE


RLI 15%
Arch 14%
Allied World 13%
Axis 12%
Aspen 12%
Berkley 12%
Endurance 12%
HCC 11%
Transatlantic 9%
Markel 9%
Validus 9%
Navigators 6%
Argo 4%
0.0% 5.0% 10.0% 15.0% 20.0%

Allied World's investment returns have outperformed Validus' through a volatile market environment…[(a)]


6%
4%
15%
10%
1-year
3-year
AWH
VR

…with lower volatility in earnings and combined ratio as a result of a lower exposure to property catastrophe losses


74%
198%
12%
27%
Standard deviation of Diluted EPS (3 years)
Standard deviation of Combined Ratio (since VR IPO)
AWH
VR

Note: Data for Validus prior to Validus IPO date obtained from publicly available information.
Standard deviation shown as a percentage of mean. Based on quarterly diluted EPS and combined ratio figures, respectively.
(a) Data as of 12/31/10. Allied World has an average portfolio duration of 2.3 years as of 6/30/11 vs. 1.6 years for Validus, as a result of Validus' higher exposure to short-tail property catastrophe business.

Source: Company filings

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TransAllied merger creates SUPERIOR long-term shareholder value

ALLIED WORLD ASSURANCE COMPANY / Transatlantic Re	Validus unsolicited conditional takeover proposal
➢ 100% stock-for-stock transaction allows TRH shareholders to preserve significant upside value	➢ $8.00 cash consideration per share and increased leverage that limits future equity upside
➢ AWH has more valuable specialty insurance mix, implying significantly greater valuation upside	➢ Questionable go-forward value due to stated strategy change and shift in business mix
➢ Tax and capital efficient global platform which meets regulatory needs (Solvency II)	➢ Lack of well-capitalized international vehicle with European passport (excluding Lloyd's)
➢ Greater excess capital provides strategic and leverage flexibility ▪ Optimize property catastrophe business if rates increase further ▪ Capital management / return to shareholders	➢ Levered capital with higher catastrophe risk

Allied World has returned 27% more capital to shareholders over the past 5 years



$1.6 bn
$1.3 bn
AWH
VR

Share repurchases and dividends ($ billions)



13%
6%
AWH
VR

Average capital management as % of prior period equity

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Section 4

# PROCESS CONSIDERATIONS

- ❑ Strategic rationale: TransAllied merger delivers superior "intrinsic" and long-term value
- ❑ Berkshire's offer cements discount for TRH shareholders
- ❑ AWH offers superior currency versus Validus
- ☑ Process considerations

Speed and certainty of potential upside vs. significant uncertainty and execution risk of other proposals

ALLIED WORLD ASSURANCE COMPANY Transatlantic Re	Validus unsolicited conditional takeover proposal	Berkshire unsolicited conditional takeover proposal
Signed definitive merger agreement with shareholder votes scheduled on Sept. 20, 2011	➢ In our view, desperate attempt to disrupt transaction ➢ Uncertainty related to Hurricane season, which may change VR plans	➢ No process for consensual transaction could begin until AWH/TRH merger agreement is terminated – if process begins at all
➢ Full reciprocal due diligence complete	➢ Proposal based only on review of public information, due diligence still required ➢ Validus has refused to enter into confidentiality agreement to conduct due diligence of TRH ▪ Validus filed litigation against TRH and AWH in light of TRH's insistence on execution of standstill; in response to skepticism by the Delaware Chancery Court as to strength of Validus's claims, Validus has recently withdrawn the request for expedited treatment of its litigation	➢ No diligence required
➢ Fast and clear path to completion ▪ Proxy filed and effective ▪ HSR early termination and several foreign antitrust approvals obtained ▪ Form A filed with NY Insurance Department	➢ Uncertain and long road to completion ▪ Would require TRH Board approval (withdrawal of poison pill) ▪ Exchange offer will require regulatory approvals which will take longer than TransAllied (will also change tax attributes) ➢ No process for consensual transaction could begin until AWH/TRH merger agreement is terminated – if process begins at all ➢ Uncertain timing for regulatory approval, likely several months after signing definitive agreement	➢ Several months to receive regulatory approvals after any signing of a merger agreement
➢ **Early Q4'11 close**	➢ **Uncertain timetable, not likely until 2012**	➢ **Earliest potential close year-end 2011**

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TransAllied clear and fast road to completion

August 2011

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

September 2011

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	

October 2011

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

■ Market Holiday

Time period	Action
Week of July 11th	❑ Early expiration of HSR period
Week of August 15th	❑ Filing of form A with NY Insurance Department ❑ SEC declares prospectus effective ❑ Prospectus printing and mailing
Weeks of August 22nd – September 12th	❑ AWH and TRH shareholders review prospectus
Week of September 19th	❑ AWH shareholder vote (September 20th) ❑ TRH shareholder vote (September 20th)
Mid October	❑ Expected approval from NY Insurance Department ❑ Transaction close

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